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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 21, 2005
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                   Ohio                 1-8399                  31-1189815
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    (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                     43085
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (614) 438-3210
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                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
---------------

This Amendment No. 1 (this "Amendment") amends the Current Report on Form 8-K of Worthington Industries, Inc. (the "Registrant"), dated as of December 21, 2005, regarding the news release issued on December 21, 2005 discussing the Company's second quarter fiscal 2006 results. This Amendment updates the previous filing to correct typographical errors in the Supplemental Data Sheet which was part of the news release referred to under Item 2.02 Results of Operations and Financial Condition of the Form 8-K.

Item 2.02.      Results of Operations and Financial Condition.

On December 21, 2005 the Registrant issued a news release reporting results for its second quarter of fiscal 2006. The introductory paragraph of the Supplemental Data Sheet attached to the financials contained typographical errors in the reference to the fiscal years. No data reported in the table itself is incorrect. The typographical errors appeared in the introductory paragraph where the reference to fiscal 2005 should have been to fiscal 2006 and the reference to fiscal 2004 should have been to fiscal 2005. The dates in the table were correct.

A copy of the news release (the "Release") containing such revisions is attached as Exhibit 99.1 hereto and is incorporated by reference herein. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this
Item 2.02 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this
Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.      Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:


Exhibit No.        Description
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99.1               News Release issued by Worthington Industries, Inc.
                   on December 21, 2005 with corrected Supplemental Data Sheet.

The information in this Current Report on Form 8-K/A, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORTHINGTON INDUSTRIES, INC.


Date:  December 21, 2005            By: /s/Dale T. Brinkman
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                                        Dale T. Brinkman,
                                        Vice President-Administration,
                                        General Counsel & Secretary